UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31*

Date of reporting period: October 31, 2014

*

This Form N-CSR pertains only to the following series of the Registrant: MFS Emerging Markets Debt Local Currency Fund. Effective October 31, 2014, the fiscal year end of MFS Emerging Markets Debt Local Currency Fund changed from July 31st to October 31st. Each remaining series of the Registrant has a fiscal year end other than October 31st.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

October 31, 2014

MFS® EMERGING MARKETS DEBT LOCAL CURRENCY FUND

EML-ANN

MFS® EMERGING MARKETS DEBT LOCAL CURRENCY FUND

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The U.S. economy stands on much firmer ground than the rest of the world, expanding at an annualized pace of more than 3%. The U.S. Federal Reserve has ended its “QE3”

bond-purchasing program as the labor market has regained momentum amid other positive indicators. Improved consumer confidence and falling gasoline prices are expected to continue propelling demand for products and services heading into the end of the year.

In contrast, all other major economic regions continue to struggle. The eurozone economy is barely expanding, and deflation threatens the bloc. The European Central Bank has made several attempts to stimulate the region’s economy, but has so far held back from large-scale asset purchases, including government bonds.

Japan continues to try to strengthen its economy. After making early progress at ending deflation and stimulating growth last year, the country hit a setback last spring when the sales tax increase was introduced, causing the need for recent additional monetary stimulus. China continues to struggle, and its growth rate is projected to continue to slow as it transitions to a more sustainable economy.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

We understand that these are challenging economic times. Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

December 16, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Bond exposure (i)

Issuer country weightings of bonds (i)(x)
Brazil	19.5%
Mexico	10.4%
South Africa	10.3%
Poland	8.4%
Indonesia	7.4%
Malaysia	6.7%
Turkey	6.3%
Colombia	5.1%
Russia	4.6%
Other Countries	21.3%

Fixed income sectors (i)
Sovereign Emerging Markets	81.9%
Emerging Markets Corporate Bonds	11.3%
Other Government Entity-Emerging Markets Quasi Government	4.5%
Developed Markets Corporate Bonds	0.6%
Sovereign Developed Markets	0.4%
U.S. Government Securities Hedge (t)	(11.1)%

Currency exposure (i)(y)

Currency exposure weightings (i)(y)
Mexican Peso	10.5%
Malaysian Ringgit	10.0%
South African Rand	9.9%
Polish Zloty	9.9%
Brazilian Real	9.9%
Turkish Lira	9.5%
United States Dollar	8.3%
Colombian Peso	7.8%
Russian Ruble	5.6%
Other Currencies	18.6%

Composition including fixed income credit quality (a)(i)
A	26.2%
BBB	51.4%
BB	10.1%
B	4.1%
Not Rated	(4.2)%
Cash & Other	12.4%

Portfolio facts (i)
Average Duration (d)	5.1
Average Effective Maturity (m)	8.5 yrs.

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(t)	For the purpose of managing the fund’s duration (but not its credit exposure), the fund holds U.S. Treasury futures contracts and options on U.S. Treasury futures contracts with a bond equivalent exposure of (11.1)%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Other.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 10/31/14.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the three months ended October 31, 2014, the MFS Emerging Markets Debt Local Currency Fund (“fund”) provided a total return of –2.89%, at net asset value. This compares with a return of –3.16% for the fund’s benchmark, the JPMorgan Government Bond Index Emerging Markets Global Diversified. On September 9, 2014, the fund changed its year-end from July 31 to October 31. As a result, this commentary reflects the performance results for the period August 1, 2014 through October 31, 2014 for this fiscal year but will continue to report annual results going forward.

Market Environment

Prior to the reporting period, financial markets were forced to contend with a series of positive and negative return episodes. Geopolitical tensions flared in the Middle East and Russia/Ukraine. Market setbacks were short-lived, as improving economic growth in the US coupled with prospects for easier monetary policy in regions with slowing growth such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends and the related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading at all-time highs.

Factors Affecting Performance

Relative to the JPMorgan Government Bond Index Emerging Markets Global Diversified, the overall currency exposures of the fund’s holdings, particularly in US dollar cash, was a primary source of outperformance.

The fund’s greater exposure to the long end of the Brazilian yield curve (y) was another positive factor for relative performance as longer maturity Brazilian interest rates declined significantly early in the period before retreating back to roughly the same level as at the beginning of the reporting period. This was largely offset by the fund’s longer duration (d) positioning in Brazil as rates generally increased across the curve.

Respectfully,

Ward Brown	Matthew Ryan
Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Management Review – continued

Note to Shareholders: On September 9, 2014, the fund changed its year-end from July 31 to October 31.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 10/31/14

Average annual without sales charge

Share Class	Class inception date	3 month (a)	1-yr	Life (t)
A	9/15/11	(2.89)%	(0.36)%	(0.09)%
B	9/15/11	(3.19)%	(1.13)%	(0.86)%
C	9/15/11	(3.19)%	(1.12)%	(0.86)%
I	9/15/11	(2.94)%	(0.13)%	0.16%
R1	9/15/11	(3.08)%	(1.12)%	(0.82)%
R2	9/15/11	(3.06)%	(0.63)%	(0.35)%
R3	9/15/11	(3.00)%	(0.38)%	(0.10)%
R4	9/15/11	(2.94)%	(0.13)%	0.16%
R5	12/03/12	(2.93)%	(0.09)%	(2.43)%
Comparative benchmark
JPMorgan Government Bond Index Emerging Markets Global Diversified (f)		(3.16)%	(2.68)%	1.05%
Average annual with sales charge
A With initial Sales Charge (4.75%)		(7.51)%	(5.10)%	(1.63)%
B With CDSC (Declining over six years from 4% to 0%) (v)		(7.02)%	(4.90)%	(1.71)%
C With CDSC (1% for 12 months) (v)		(4.15)%	(2.07)%	(0.86)%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(a)	For the period August 1, 2014 through October 31, 2014. On September 9, 2014 the fund’s fiscal year-end was changed from July 31 to October 31.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

JPMorgan Government Bond Index Emerging Markets Global Diversified – a market capitalization weighted index that is designed to measure the performance of local currency government bonds issued in emerging markets. The index includes only the countries which give access to their capital market to foreign investors; it therefore excludes China, India, and Thailand. Individual country weights in the index are limited to 10% in order for the index to remain fully diversified.

It is not possible to invest directly in an index.

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2014 through October 31, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2014 through October 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/14	Ending Account Value 10/31/14	Expenses Paid During Period (p) 8/01/14-10/31/14
A	Actual	1.25%	$1,000.00	$971.05	$3.11
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36
B	Actual	2.00%	$1,000.00	$968.12	$4.96
	Hypothetical (h)	2.00%	$1,000.00	$1,015.12	$10.16
C	Actual	2.00%	$1,000.00	$968.12	$4.96
	Hypothetical (h)	2.00%	$1,000.00	$1,015.12	$10.16
I	Actual	1.00%	$1,000.00	$970.60	$2.48
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
R1	Actual	2.00%	$1,000.00	$969.24	$4.96
	Hypothetical (h)	2.00%	$1,000.00	$1,015.12	$10.16
R2	Actual	1.50%	$1,000.00	$969.36	$3.72
	Hypothetical (h)	1.50%	$1,000.00	$1,017.64	$7.63
R3	Actual	1.25%	$1,000.00	$969.98	$3.10
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36
R4	Actual	1.00%	$1,000.00	$970.60	$2.48
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
R5	Actual	0.95%	$1,000.00	$970.70	$2.36
	Hypothetical (h)	0.95%	$1,000.00	$1,020.42	$4.84

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 92/365 for Actual Expenses (for Hypothetical Expenses, multiplied by 184/365 to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. For actual expenses paid, the calculation is based on the period from the start of the fund’s current fiscal year, August 1, 2014, through the end of the fund’s newly approved fiscal year end, October 31, 2014. For hypothetical expenses paid, the calculation is based on an entire six month period, from May 1, 2014, through the end of the fund’s newly approved fiscal year end, October 31, 2014.

PORTFOLIO OF INVESTMENTS

10/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.

Bonds - 91.0%
Issuer	Shares/Par		Value ($)

Brazil - 14.7%
Nota do Tesouro Nacional, 10%, 1/01/19	BRL	800,000	$299,139
Brazil Letras do Tesouro Nacional, 10%, 1/01/18	BRL	2,421,000	916,517
Tupy Overseas S.A., 6.625%, 7/17/24 (n)		$200,000	202,500
Federative Republic of Brazil, 10%, 1/01/17	BRL	1,723,000	662,719
Federative Republic of Brazil, 10%, 1/01/21	BRL	5,301,000	1,947,404
QGOG Constellation S.A., 6.25%, 11/09/19 (n)		$200,000	197,000
Cosan Luxembourg S.A., 9.5%, 3/14/18 (n)	BRL	574,000	209,989
Oi S.A., 9.75%, 9/15/16	BRL	796,000	291,846
Nota do Tesouro Nacional, 10%, 1/01/23	BRL	1,566,000	563,544

			$5,290,658
Canada - 0.5%
First Quantum Minerals Ltd., 7.25%, 5/15/22 (n)		$200,000	$195,000

Chile - 0.7%
S.A.C.I. Falabella, 6.5%, 4/30/23 (n)	CLP	145,500,000	$240,224

Colombia - 5.0%
Empresa de Telecomunicaciones de Bogota S.A., 7%, 1/17/23 (n)	COP	200,000,000	$91,616
Empresas Publicas de Medellin, 7.625%, 9/10/24 (z)	COP	369,000,000	179,577
Financiera de Desarrollo Territorial S.A., 7.875%, 8/12/24 (z)	COP	347,000,000	171,670
Pacific Rubiales Energy Corp., 7.25%, 12/12/21		$100,000	106,750
Titulos de Tesoreria, 5%, 11/21/18	COP	462,200,000	221,899
Titulos de Tesoreria, 11%, 7/24/20	COP	738,500,000	444,963
Titulos de Tesoreria, 7.5%, 8/26/26	COP	573,100,000	291,762
Titulos de Tesoreria, “B”, 6%, 4/28/28	COP	288,400,000	127,604
Titulos de Tesoreria, “B”, 7%, 5/04/22	COP	133,000,000	66,539
Titulos de Tesoreria, “B”, 10%, 7/24/24	COP	173,000,000	104,235

			$1,806,615
Cote d’Ivoire - 0.6%
Republic of Cote d’Ivoire, 7.774% to 12/31/14, 5.75% to 12/31/32		$211,000	$203,657

Croatia - 0.3%
Republic of Croatia, 3.875%, 5/30/22	EUR	100,000	$126,725

Guatemala - 0.4%
Central American Bottling Corp., 6.75%, 2/09/22 (n)		$132,000	$139,590

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Hungary - 4.1%
Republic of Hungary, 7%, 6/24/22	HUF	106,740,000	$526,787
Republic of Hungary, 6%, 11/24/23	HUF	174,430,000	822,756
Republic of Hungary, 5.5%, 6/24/25	HUF	26,980,000	124,429

			$1,473,972
Iceland - 0.4%
Republic of Iceland, 2.5%, 7/15/20	EUR	120,000	$153,494

India - 0.4%
Bharti Airtel International (Netherlands) B.V., 3.375%, 5/20/21 (n)	EUR	100,000	$132,868

Indonesia - 7.2%
Republic of Indonesia, 8.25%, 7/15/21	IDR	3,034,000,000	$254,193
Republic of Indonesia, 7%, 5/15/22	IDR	2,150,000,000	167,677
Republic of Indonesia, 8.375%, 3/15/24	IDR	7,090,000,000	599,291
Republic of Indonesia, 11%, 9/15/25	IDR	2,058,000,000	202,937
Republic of Indonesia, 8.375%, 9/15/26	IDR	2,056,000,000	169,928
Republic of Indonesia, 7%, 5/15/27	IDR	3,689,000,000	275,034
Republic of Indonesia, 9%, 3/15/29	IDR	5,510,000,000	478,880
Republic of Indonesia, 8.25%, 6/15/32	IDR	3,883,000,000	310,875
Republic of Indonesia, 6.625%, 5/15/33	IDR	800,000,000	54,040
Republic of Indonesia, 8.375%, 3/15/34	IDR	1,000,000,000	82,168

			$2,595,023
Jamaica - 0.6%
Digicel Group Ltd., 8.25%, 9/01/17		$200,000	$204,750

Kazakhstan - 1.2%
Halyk Savings Bank of Kazakhstan B.V., 7.25%, 5/03/17		$100,000	$106,120
KazAgro National Management Holdings, 3.255%, 5/22/19	EUR	100,000	125,211
Nostrum Oil & Gas Finance B.V., 6.375%, 2/14/19 (n)		$200,000	200,500

			$431,831
Malaysia - 6.7%
Government of Malaysia, 3.394%, 3/15/17	MYR	6,019,000	$1,824,299
Government of Malaysia, 4.24%, 2/07/18	MYR	504,000	156,158
Government of Malaysia, 4.378%, 11/29/19	MYR	118,000	36,996
Government of Malaysia, 4.16%, 7/15/21	MYR	804,000	249,973
Government of Malaysia, 4.392%, 4/15/26	MYR	412,000	129,118

			$2,396,544

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Mexico - 9.7%
America Movil S.A.B. de C.V., 6%, 6/09/19	MXN	3,220,000	$240,958
Grupo Cementos de Chihuahua S.A.B. de C.V., 8.125%, 2/08/20 (n)		$200,000	218,400
Grupo Posadas S.A.B. de C.V., 7.875%, 11/30/17		150,000	142,125
Grupo Televisa S.A.B., 7.25%, 5/14/43	MXN	4,340,000	274,768
Office Depot de Mexico S.A. de C.V., 6.875%, 9/20/20 (n)		$200,000	213,500
Petroleos Mexicanos, 9.1%, 1/27/20	MXN	5,034,400	434,675
Red de Carreteras de Occidente SAPIB de C.V., 9%, 6/10/28 (n)	MXN	3,960,000	280,565
United Mexican States, 4.75%, 6/14/18	MXN	6,710,000	499,569
United Mexican States, 8.5%, 12/13/18	MXN	4,400,000	371,256
United Mexican States, 8%, 6/11/20	MXN	1,460,000	122,822
United Mexican States, 8.5%, 5/31/29	MXN	3,970,000	350,701
United Mexican States, 7.75%, 5/29/31	MXN	3,400,000	281,450
United Mexican States, 10%, 11/20/36	MXN	720,000	73,324

			$3,504,113
Paraguay - 0.6%
Telefonica Celular del Paraguay S.A., 6.75%, 12/13/22 (n)		$200,000	$210,500

Peru - 1.4%
Bonos de Tesoreria, 5.7%, 8/12/24	PEN	784,000	$267,252
Republic of Peru, 6.95%, 8/12/31	PEN	242,000	88,261
Union Andina de Cementos S.A.A., 5.875%, 10/30/21 (z)		$150,000	152,280

			$507,793
Poland - 8.3%
Government of Poland, 5%, 4/25/16	PLN	1,948,000	$605,624
Government of Poland, 2.75%, 8/25/23	PLN	2,152,267	717,997
Government of Poland, 3.25%, 7/25/25	PLN	5,220,000	1,650,761

			$2,974,382
Romania - 3.5%
Republic of Romania, 5.85%, 4/26/23	RON	2,090,000	$684,708
Republic of Romania, 3.625%, 4/24/24	EUR	65,000	86,907
Republic of Romania, 4.75%, 2/24/25	RON	1,560,000	474,650

			$1,246,265
Russia - 4.5%
Russian Federation, 7.05%, 1/19/28	RUB	87,012,000	$1,616,419

Serbia - 0.2%
Republic of Serbia, 6.75%, 11/01/24		$85,789	$87,018

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
South Africa - 9.1%
Republic of South Africa, 6.75%, 3/31/21	ZAR	1,400,000	$122,492
Republic of South Africa, 3.75%, 7/24/26	EUR	100,000	131,111
Republic of South Africa, 10.5%, 12/21/26	ZAR	5,733,000	623,939
Republic of South Africa, 7%, 2/28/31	ZAR	16,149,000	1,288,450
Republic of South Africa, 6.25%, 3/31/36	ZAR	2,547,000	179,975
Republic of South Africa, 6.5%, 2/28/41	ZAR	5,115,000	360,864
Transnet Ltd., 10.5%, 9/17/20	ZAR	4,000,000	385,507
Transnet SOC Ltd., 9.5%, 5/13/21	ZAR	2,200,000	201,227

			$3,293,565
Thailand - 4.1%
Kingdom of Thailand, 3.875%, 6/13/19	THB	8,055,000	$260,044
Kingdom of Thailand, 3.65%, 12/17/21	THB	15,967,000	510,814
Kingdom of Thailand, 3.625%, 6/16/23	THB	13,487,000	430,286
Kingdom of Thailand, 1.25%, 3/12/28	THB	9,281,880	262,480

			$1,463,624
Trinidad & Tobago - 0.6%
Consolidated Energy Finance S.A., 6.75%, 10/15/19 (z)		$200,000	$204,000

Turkey - 6.2%
Republic of Turkey, 6.3%, 2/14/18	TRY	2,355,100	$1,002,373
Republic of Turkey, 7.1%, 3/08/23	TRY	2,636,000	1,085,164
Republic of Turkey, 10.4%, 3/20/24	TRY	287,748	144,609

			$2,232,146
Total Bonds (Identified Cost, $35,086,703)			$32,730,776

Issuer/Expiration Date/Strike Price	Par Amount/ Number of Contracts
Call Options Purchased - 0.0%
USD Currency - January 2015 @ EUR 0.80		$352,000	$3,852
USD Currency - March 2015 @ EUR 0.8197		364,780	3,442
Total Call Options Purchased (Premiums Paid, $5,750)			$7,294

Put Options Purchased - 0.0%
U.S. Treasury Note 10 Year Futures - November 2014 @ $124.00 (Premiums Paid, $6,209)		6	$281

Portfolio of Investments – continued

Money Market Funds - 8.8%
Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	3,184,462	$3,184,462
Total Investments (Identified Cost, $38,283,124)		$35,922,813

Other Assets, Less Liabilities - 0.2%		63,067
Net Assets - 100.0%		$35,985,880

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $2,532,252 representing 7.0% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Consolidated Energy Finance S.A., 6.75%, 10/15/19	10/6/14	$202,967	$204,000
Empresas Publicas de Medellin, 7.625%, 9/10/24	9/3/14	191,044	179,577
Financiera de Desarrollo Territorial S.A., 7.875%, 8/12/24	8/6/14	180,349	171,670
Union Andina de Cementos S.A.A., 5.875%, 10/30/21	10/28/14	151,874	152,280
Total Restricted Securities			$707,527
% of Net assets			1.9%

The following abbreviations are used in this report and are defined:

BUBOR	Budapest Interbank Offered Rate
CDI	Interbank Deposit Certificates
JIBAR	Johannesburg Interbank Agreed Rate
PLC	Public Limited Company
TIIE	Interbank Equilibrium Interest Rate

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit

Portfolio of Investments – continued

NGN	Nigerian Naira
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thailand Baht
TRY	Turkish Lira
ZAR	South African Rand

Derivative Contracts at 10/31/14

Forward Foreign Currency Exchange Contracts at 10/31/14

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	BRL	Deutsche Bank AG	108,000	12/02/14	$42,518	$43,212	$694
BUY	BRL	Goldman Sachs International	220,000	12/02/14	87,810	88,024	214
BUY	BRL	UBS AG	723,000	12/02/14	286,773	289,279	2,506
SELL	BRL	Barclays Bank PLC	4,655,336	12/02/14	1,868,873	1,862,641	6,232
SELL	BRL	Deutsche Bank AG	2,185,945	12/02/14	899,690	874,616	25,074
SELL	BRL	JPMorgan Chase Bank N.A.	144,000	12/02/14	59,320	57,616	1,704
SELL	BRL	UBS AG	1,102,000	12/02/14	454,919	440,920	13,999
BUY	CLP	Deutsche Bank AG	119,851,608	11/03/14	206,641	208,285	1,644
SELL	COP	Barclays Bank PLC	739,000	11/10/14	362	359	3
SELL	COP	Citibank N.A.	216,199,491	11/10/14	106,619	105,014	1,605
SELL	EUR	Credit Suisse Group	1,104,169	1/09/15	1,395,167	1,384,284	10,883
SELL	EUR	Goldman Sachs International	464,806	1/09/15	592,659	582,722	9,937
SELL	EUR	Morgan Stanley Capital Services, Inc.	141,000	1/09/15	178,543	176,770	1,773
SELL	HUF	Citibank N.A.	3,977,000	1/09/15	16,527	16,150	377
SELL	HUF	Goldman Sachs International	2,706,000	1/09/15	11,164	10,988	176

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 10/31/14 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
SELL	IDR	Barclays Bank PLC	2,414,787,142	11/13/14	$203,249	$199,522	$3,727
SELL	IDR	Citibank N.A.	1,025,400,948	11/13/14	84,744	84,724	20
SELL	IDR	JPMorgan Chase Bank N.A.	4,450,659,604	11/13/14	374,225	367,736	6,489
BUY	MXN	Citibank N.A.	65,186	1/09/15	4,815	4,822	7
BUY	MXN	Morgan Stanley Capital Services, Inc.	292,000	1/09/15	21,543	21,600	57
BUY	MXN	UBS AG	13,167,339	1/09/15	973,916	974,011	95
SELL	MXN	Barclays Bank PLC	365,000	1/09/15	27,199	27,000	199
SELL	MXN	JPMorgan Chase Bank N.A.	3,403,113	1/09/15	253,122	251,734	1,388
BUY	MYR	JPMorgan Chase Bank N.A.	284,000	12/04/14	85,568	86,145	577
SELL	MYR	Barclays Bank PLC	289,000	11/07/14	88,637	87,842	795
SELL	MYR	JPMorgan Chase Bank N.A.	2,619,236	11/07/14	799,299	796,120	3,179
BUY	NGN	Barclays Bank PLC	31,191,600	11/20/14	187,000	187,357	357
SELL	PEN	Deutsche Bank AG	614,308	11/17/14	210,668	209,840	828
SELL	PHP	Barclays Bank PLC	1,427,000	12/04/14	31,910	31,766	144
SELL	PLN	Barclays Bank PLC	13,000	1/09/15	3,913	3,848	65
SELL	PLN	Citibank N.A.	4,000	1/09/15	1,202	1,184	18
SELL	PLN	Goldman Sachs International	1,201,515	1/09/15	358,609	355,604	3,005
SELL	PLN	State Street Bank Corp.	1,224,287	1/09/15	365,000	362,344	2,656
SELL	RON	JPMorgan Chase Bank N.A.	2,524,104	11/20/14	730,199	716,798	13,401
BUY	RUB	Barclays Bank PLC	4,886,000	11/17/14	113,180	113,206	26

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 10/31/14 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
SELL	RUB	Barclays Bank PLC	6,598,000	11/17/14	$161,914	$152,872	$9,042
SELL	RUB	Credit Suisse Group	2,115,749	11/17/14	51,638	49,021	2,617
SELL	RUB	JPMorgan Chase Bank N.A.	9,844,000	11/17/14	241,670	228,080	13,590
SELL	THB	Citibank N.A.	8,743,981	12/08/14	270,418	268,054	2,364
SELL	THB	JPMorgan Chase Bank N.A.	8,233,695	12/08/14	253,104	252,411	693
BUY	TRY	JPMorgan Chase Bank N.A.	2,924,138	1/09/15	1,259,110	1,296,300	37,190
BUY	TRY	Morgan Stanley Capital Services, Inc.	91,000	1/09/15	39,694	40,341	647
BUY	ZAR	Citibank N.A.	1,049,000	1/09/15	92,197	94,036	1,839
BUY	ZAR	Goldman Sachs International	364,000	1/09/15	32,012	32,630	618
BUY	ZAR	JPMorgan Chase Bank N.A.	5,869,564	1/09/15	516,304	526,168	9,864
SELL	ZAR	Credit Suisse Group	282,000	1/09/15	25,356	25,279	77
SELL	ZAR	Goldman Sachs International	55,000	1/09/15	4,943	4,930	13

							$192,408

Liability Derivatives
BUY	BRL	Barclays Bank PLC	433,000	12/02/14	$177,024	$173,247	$(3,777)
BUY	BRL	Citibank N.A.	1,820,260	12/02/14	745,696	728,302	(17,394)
BUY	BRL	Deutsche Bank AG	391,872	12/02/14	162,112	156,791	(5,321)
BUY	BRL	Merrill Lynch International	637,980	12/02/14	262,659	255,261	(7,398)
SELL	BRL	Barclays Bank PLC	16,000	12/02/14	6,300	6,402	(102)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 10/31/14 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
SELL	CLP	Deutsche Bank AG	239,703,216	11/03/14-11/20/14	$404,595	$416,251	$(11,656)
BUY	COP	Barclays Bank PLC	2,077,516,573	11/10/14	1,022,048	1,009,103	(12,945)
BUY	COP	Goldman Sachs International	165,698,000	11/10/14	81,521	80,484	(1,037)
BUY	COP	JPMorgan Chase Bank N.A.	175,447,000	11/10/14	85,251	85,219	(32)
SELL	COP	Barclays Bank PLC	2,239,000	11/10/14	1,087	1,088	(1)
SELL	COP	JPMorgan Chase Bank N.A.	2,980,000	11/10/14	1,440	1,447	(7)
BUY	EUR	Goldman Sachs International	9,000	1/09/15	11,395	11,283	(112)
BUY	HUF	Citibank N.A.	65,687,976	1/09/15	268,982	266,743	(2,239)
BUY	IDR	Barclays Bank PLC	293,580,000	11/13/14	24,702	24,257	(445)
BUY	IDR	JPMorgan Chase Bank N.A.	673,451,000	11/21/14	55,680	55,571	(109)
SELL	IDR	Barclays Bank PLC	310,754,000	11/21/14	25,367	25,642	(275)
SELL	IDR	JPMorgan Chase Bank N.A.	233,662,000	11/28/14	19,222	19,259	(37)
BUY	INR	JPMorgan Chase Bank N.A.	44,040,000	11/28/14	717,381	713,638	(3,743)
BUY	MXN	Morgan Stanley Capital Services, Inc.	377,435	1/09/15	28,007	27,920	(87)
BUY	MYR	Barclays Bank PLC	6,577,336	11/07/14	2,007,267	1,999,190	(8,077)
BUY	NGN	Citibank N.A.	28,103,000	11/20/14	168,888	168,805	(83)
BUY	NGN	JPMorgan Chase Bank N.A.	22,780,000	11/20/14	137,229	136,831	(398)
SELL	NGN	JPMorgan Chase Bank N.A.	2,204,000	11/20/14	13,233	13,239	(6)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 10/31/14 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
BUY	PEN	Merrill Lynch International	78,445	11/17/14	$26,901	$26,796	$(105)
BUY	PHP	Barclays Bank PLC	8,075,000	12/04/14	184,990	179,755	(5,235)
BUY	PLN	Citibank N.A.	1,679,617	1/09/15	500,942	497,105	(3,837)
BUY	PLN	Goldman Sachs International	1,437,778	1/09/15	435,088	425,529	(9,559)
BUY	PLN	JPMorgan Chase Bank N.A.	1,166,000	1/09/15	351,987	345,093	(6,894)
BUY	RUB	Barclays Bank PLC	14,249,563	11/17/14	343,404	330,155	(13,249)
BUY	RUB	JPMorgan Chase Bank N.A.	16,016,000	11/17/14-12/04/14	415,866	370,747	(45,119)
BUY	THB	Barclays Bank PLC	889,030	12/08/14	27,292	27,254	(38)
BUY	THB	Citibank N.A.	24,214,820	12/08/14	743,470	742,325	(1,145)
BUY	THB	JPMorgan Chase Bank N.A.	24,146,507	12/08/14	744,321	740,231	(4,090)
BUY	TRY	Citibank N.A.	46,000	1/09/15	20,506	20,392	(114)
SELL	TRY	JPMorgan Chase Bank N.A.	444,000	1/09/15	196,740	196,830	(90)
SELL	TRY	Morgan Stanley Capital Services, Inc.	29,000	1/09/15	12,633	12,856	(223)
BUY	ZAR	Barclays Bank PLC	333,000	1/09/15	30,192	29,851	(341)
SELL	ZAR	Goldman Sachs International	1,339,347	1/09/15	119,685	120,064	(379)
SELL	ZAR	JPMorgan Chase Bank N.A.	2,207,000	1/09/15	197,321	197,843	(522)
SELL	ZAR	Royal Bank of Scotland Group PLC	7,000	1/09/15	623	628	(5)

							$(166,226)

Portfolio of Investments – continued

Futures Contracts Outstanding at 10/31/14

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	5	$705,469	December - 2014	$(24,298)
U.S. Treasury Note 10 yr (Short)	USD	3	379,078	December - 2014	(2,046)
U.S. Treasury Note 2 yr (Short)	USD	13	2,854,313	December - 2014	(10,155)

Total					$(36,499)

Swap Agreements at 10/31/14

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Interest Rate Swap Agreements
5/16/2024	HUF	85,000,000	Deutsche Bank	4.36% (fixed rate)	BUBOR (floating rate)	$34,307
1/2/2018	BRL	2,800,000	JPMorgan Chase Bank	12.20% (fixed rate)	CDI (floating rate)	1,913
1/2/2018	BRL	2,700,000	Merrill Lynch Capital Services	12.29% (fixed rate)	CDI (floating rate)	3,877
9/11/2019	MXN	5,356,000	Merrill Lynch Capital Services	5.32% (fixed rate)	TIIE (floating rate)	3,503
9/23/2019	MXN	2,500,000	Merrill Lynch Capital Services	5.49% (fixed rate)	TIIE (floating rate)	2,870
9/19/2019	MXN	4,000,000	Merrill Lynch Capital Services	5.40% (fixed rate)	TIIE (floating rate)	3,485
10/2/2019	MXN	2,407,000	Merrill Lynch Capital Services	5.29% (fixed rate)	TIIE (floating rate)	1,256

						$51,211

Liability Derivatives
Interest Rate Swap Agreements
10/24/2024	HUF	87,841,000	JPMorgan Chase Bank	BUBOR (floating rate)	4.45% (fixed rate)	$(2,868)
10/24/2024	ZAR	3,953,000	JPMorgan Chase Bank	8.67% (fixed rate)	JIBAR (floating rate)	(542)
9/14/2016	MXN	12,172,000	Merrill Lynch Capital Services	TIIE (floating rate)	3.99% (fixed rate)	(2,021)

						$(5,431)

At October 31, 2014, the fund had cash collateral of $17,367 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted Cash” on the Statement of Assets and Liabilities.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $35,098,662)	$32,738,351
Underlying affiliated funds, at cost and value	3,184,462
Total investments, at value (identified cost, $38,283,124)	$35,922,813
Cash	8,091
Restricted cash	17,367
Foreign currency, at value (identified cost, $33)	32
Receivables for
Forward foreign currency exchange contracts	192,408
Daily variation margin on open futures contracts	3,953
Investments sold	472,054
Fund shares sold	22,248
Interest	651,863
Swaps, at value	51,211
Receivable from investment adviser	90,483
Other assets	15,422
Total assets	$37,447,945
Liabilities
Payables for
Distributions	$27,154
Forward foreign currency exchange contracts	166,226
Investments purchased	981,141
Fund shares reacquired	152,696
Swaps, at value	5,431
Payable to affiliates
Shareholder servicing costs	9,428
Distribution and service fees	189
Payable for independent Trustees’ compensation	98
Deferred country tax expense payable	10,554
Accrued expenses and other liabilities	109,148
Total liabilities	$1,462,065
Net assets	$35,985,880
Net assets consist of
Paid-in capital	$40,338,374
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $2,307 deferred country tax)	(2,352,862)
Accumulated net realized gain (loss) on investments and foreign currency	(1,713,520)
Accumulated distributions in excess of net investment income	(286,112)
Net assets	$35,985,880
Shares of beneficial interest outstanding	4,170,604

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$4,158,924	482,304	$8.62
Class B	303,402	35,165	8.63
Class C	1,745,330	202,308	8.63
Class I	28,917,694	3,351,124	8.63
Class R1	103,079	11,939	8.63
Class R2	421,523	48,835	8.63
Class R3	140,065	16,231	8.63
Class R4	100,480	11,644	8.63
Class R5	95,383	11,054	8.63

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $9.05 [100 / 95.25 x $8.62]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF OPERATIONS

These statements describe how much your fund earned in investment income and accrued in expenses. These statements also describe any gains and/or losses generated by fund operations.

	Period ended 10/31/14 (z)	Year ended 7/31/14
Net investment income
Income
Interest	$584,803	$2,562,478
Dividends from underlying affiliated funds	689	1,822
Foreign taxes withheld	(6,944)	(20,573)
Total investment income	$578,548	$2,543,727
Expenses
Management fee	$69,362	$280,704
Distribution and service fees	9,020	39,121
Shareholder servicing costs	6,010	16,845
Administrative services fee	4,411	17,500
Independent Trustees’ compensation	402	1,219
Custodian fee	21,687	94,785
Shareholder communications	8,506	19,727
Audit and tax fees	64,987	67,950
Legal fees	—	574
Registration fees	43,617	111,871
Miscellaneous	6,630	28,584
Total expenses	$234,632	$678,880
Fees paid indirectly	(16)	(36)
Reduction of expenses by investment adviser and distributor	(133,185)	(266,100)
Net expenses	$101,431	$412,744
Net investment income	$477,117	$2,130,983
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $289 and $0, respectively, country tax)	$(291,892)	$(2,921,014)
Futures contracts	7,892	(2,483)
Swap agreements	108,335	82,134
Foreign currency	(52,955)	243,203
Net realized gain (loss) on investments and foreign currency	$(228,620)	$(2,598,160)
Change in unrealized appreciation (depreciation)
Investments (net of $4,398 decrease and $6,705 increase, respectively, in deferred country tax)	$(1,224,824)	$1,961,157
Futures contracts	(90,613)	(51,348)
Swap agreements	(36,723)	117,502
Translation of assets and liabilities in foreign currencies	(2,313)	(32,517)
Net unrealized gain (loss) on investments and foreign currency translation	$(1,354,473)	$1,994,794
Net realized and unrealized gain (loss) on investments and foreign currency	$(1,583,093)	$(603,366)
Change in net assets from operations	$(1,105,976)	$1,527,617

(z)	For the period August 1, 2014 through October 31, 2014. On September 9, 2014 the fund changed its fiscal year-end from July 31 to October 31.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Period ended	Year ended	Year ended
	10/31/14 (z)	7/31/14	7/31/13
Change in net assets
From operations
Net investment income	$477,117	$2,130,983	$2,120,637
Net realized gain (loss) on investments and foreign currency	(228,620)	(2,598,160)	(2,186,161)
Net unrealized gain (loss) on investments and foreign currency translation	(1,354,473)	1,994,794	(3,473,720)
Change in net assets from operations	$(1,105,976)	$1,527,617	$(3,539,244)
Distributions declared to shareholders
From net investment income	$(33,096)	$—	$(1,225,577)
From net realized gain on investments	—	—	(138,432)
From tax return of capital	(480,590)	(2,164,503)	(919,306)
Total distributions declared to shareholders	$(513,686)	$(2,164,503)	$(2,283,315)
Change in net assets from fund share transactions	$555,450	$(4,304,438)	$20,585,401
Total change in net assets	$(1,064,212)	$(4,941,324)	$14,762,842
Net assets
At beginning of period	37,050,092	41,991,416	27,228,574
At end of period (including accumulated distributions in excess of net investment income of $286,112, $399,261, and $654,954 respectively)	$35,985,880	$37,050,092	$41,991,416

(z)	For the period August 1, 2014 through October 31, 2014. On September 9, 2014 the fund changed its fiscal year-end from July 31 to October 31.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Period ended 10/31/14 (z)		Years ended 7/31		Period ended 7/31/12 (c)
			2014	2013
Net asset value, beginning of period	$9.01		$9.10	$9.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.11		$0.49	$0.44	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(0.38)		(0.08)	(0.73)	(0.13)
Total from investment operations	$(0.27)		$0.41	$(0.29)	$0.12
Less distributions declared to shareholders
From net investment income	$(0.01)		$—	$(0.24)	$(0.22)
From net realized gain on investments	—		—	(0.03)	—
From tax return of capital	(0.11)		(0.50)	(0.17)	(0.07)
Total distributions declared to shareholders	$(0.12)		$(0.50)	$(0.44)	$(0.29)
Net asset value, end of period (x)	$8.62		$9.01	$9.10	$9.83
Total return (%) (r)(s)(t)(x)	(3.01	)(n)	4.78	(3.21)	1.26	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.68	(a)	1.95	1.76	2.24	(a)
Expenses after expense reductions (f)	1.25	(a)	1.24	1.23	1.25	(a)
Net investment income	5.02	(a)	5.54	4.41	2.92	(a)
Portfolio turnover	28	(n)	116	188	75	(n)
Net assets at end of period (000 omitted)	$4,159		$4,773	$11,247	$1,775

See Notes to Financial Statements

Financial Highlights – continued

Class B	Period ended 10/31/14 (z)		Years ended 7/31		Period ended 7/31/12 (c)
			2014	2013
Net asset value, beginning of period	$9.02		$9.11	$9.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.09		$0.43	$0.37	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	(0.38)		(0.09)	(0.73)	(0.14)
Total from investment operations	$(0.29)		$0.34	$(0.36)	$0.05
Less distributions declared to shareholders
From net investment income	$(0.01)		$—	$(0.19)	$(0.16)
From net realized gain on investments	—		—	(0.03)	—
From tax return of capital	(0.09)		(0.43)	(0.14)	(0.06)
Total distributions declared to shareholders	$(0.10)		$(0.43)	$(0.36)	$(0.22)
Net asset value, end of period (x)	$8.63		$9.02	$9.11	$9.83
Total return (%) (r)(s)(t)(x)	(3.19	)(n)	3.97	(3.84)	0.57	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.45	(a)	2.71	2.49	3.11	(a)
Expenses after expense reductions (f)	2.00	(a)	2.00	2.00	2.00	(a)
Net investment income	4.24	(a)	4.80	3.66	2.18	(a)
Portfolio turnover	28	(n)	116	188	75	(n)
Net assets at end of period (000 omitted)	$303		$296	$417	$172

See Notes to Financial Statements

Financial Highlights – continued

Class C	Period ended 10/31/14 (z)		Years ended 7/31		Period ended 7/31/12 (c)
			2014	2013
Net asset value, beginning of period	$9.02		$9.11	$9.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.09		$0.43	$0.38	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(0.38)		(0.09)	(0.74)	(0.13)
Total from investment operations	$(0.29)		$0.34	$(0.36)	$0.05
Less distributions declared to shareholders
From net investment income	$(0.01)		$—	$(0.19)	$(0.16)
From net realized gain on investments	—		—	(0.03)	—
From tax return of capital	(0.09)		(0.43)	(0.14)	(0.06)
Total distributions declared to shareholders	$(0.10)		$(0.43)	$(0.36)	$(0.22)
Net asset value, end of period (x)	$8.63		$9.02	$9.11	$9.83
Total return (%) (r)(s)(t)(x)	(3.19	)(n)	3.97	(3.84)	0.57	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.44	(a)	2.71	2.55	3.08	(a)
Expenses after expense reductions (f)	2.00	(a)	2.00	2.00	2.00	(a)
Net investment income	4.26	(a)	4.80	3.88	2.14	(a)
Portfolio turnover	28	(n)	116	188	75	(n)
Net assets at end of period (000 omitted)	$1,745		$1,835	$1,927	$248

See Notes to Financial Statements

Financial Highlights – continued

Class I	Period ended 10/31/14 (z)		Years ended 7/31		Period ended 7/31/12 (c)
			2014	2013
Net asset value, beginning of period	$9.02		$9.11	$9.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.12		$0.52	$0.46	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	(0.38)		(0.09)	(0.71)	(0.13)
Total from investment operations	$(0.26)		$0.43	$(0.25)	$0.14
Less distributions declared to shareholders
From net investment income	$(0.01)		$—	$(0.25)	$(0.23)
From net realized gain on investments	—		—	(0.03)	—
From tax return of capital	(0.12)		(0.52)	(0.19)	(0.08)
Total distributions declared to shareholders	$(0.13)		$(0.52)	$(0.47)	$(0.31)
Net asset value, end of period (x)	$8.63		$9.02	$9.11	$9.83
Total return (%) (r)(s)(x)	(2.94	)(n)	5.02	(2.86)	1.49	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.44	(a)	1.71	1.47	2.05	(a)
Expenses after expense reductions (f)	1.00	(a)	1.00	1.00	1.00	(a)
Net investment income	5.26	(a)	5.80	4.56	3.14	(a)
Portfolio turnover	28	(n)	116	188	75	(n)
Net assets at end of period (000 omitted)	$28,918		$29,263	$27,883	$24,630

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Period ended 10/31/14 (z)		Years ended 7/31		Period ended 7/31/12 (c)
			2014	2013
Net asset value, beginning of period	$9.02		$9.11	$9.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.09		$0.43	$0.34	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	(0.38)		(0.09)	(0.70)	(0.14)
Total from investment operations	$(0.29)		$0.34	$(0.36)	$0.05
Less distributions declared to shareholders
From net investment income	$(0.01)		$—	$(0.19)	$(0.16)
From net realized gain on investments	—		—	(0.03)	—
From tax return of capital	(0.09)		(0.43)	(0.14)	(0.06)
Total distributions declared to shareholders	$(0.10)		$(0.43)	$(0.36)	$(0.22)
Net asset value, end of period (x)	$8.63		$9.02	$9.11	$9.83
Total return (%) (r)(s)(x)	(3.19	)(n)	3.97	(3.84)	0.57	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.44	(a)	2.71	2.49	3.16	(a)
Expenses after expense reductions (f)	2.00	(a)	2.00	2.00	2.00	(a)
Net investment income	4.25	(a)	4.80	3.41	2.20	(a)
Portfolio turnover	28	(n)	116	188	75	(n)
Net assets at end of period (000 omitted)	$103		$104	$97	$101

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Period ended 10/31/14 (z)		Years ended 7/31		Period ended 7/31/12 (c)
			2014	2013
Net asset value, beginning of period	$9.02		$9.11	$9.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.11		$0.48	$0.39	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(0.39)		(0.09)	(0.70)	(0.13)
Total from investment operations	$(0.28)		$0.39	$(0.31)	$0.10
Less distributions declared to shareholders
From net investment income	$(0.01)		$—	$(0.22)	$(0.20)
From net realized gain on investments	—		—	(0.03)	—
From tax return of capital	(0.10)		(0.48)	(0.16)	(0.07)
Total distributions declared to shareholders	$(0.11)		$(0.48)	$(0.41)	$(0.27)
Net asset value, end of period (x)	$8.63		$9.02	$9.11	$9.83
Total return (%) (r)(s)(x)	(3.06	)(n)	4.50	(3.35)	1.03	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.95	(a)	2.21	2.00	2.65	(a)
Expenses after expense reductions (f)	1.50	(a)	1.50	1.50	1.50	(a)
Net investment income	4.76	(a)	5.37	3.93	2.70	(a)
Portfolio turnover	28	(n)	116	188	75	(n)
Net assets at end of period (000 omitted)	$422		$436	$109	$101

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Period ended 10/31/14 (z)		Years ended 7/31		Period ended 7/31/12 (c)
			2014	2013
Net asset value, beginning of period	$9.02		$9.11	$9.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.11		$0.49	$0.42	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(0.38)		(0.08)	(0.70)	(0.13)
Total from investment operations	$(0.27)		$0.41	$(0.28)	$0.12
Less distributions declared to shareholders
From net investment income	$(0.01)		$—	$(0.24)	$(0.22)
From net realized gain on investments	—		—	(0.03)	—
From tax return of capital	(0.11)		(0.50)	(0.17)	(0.07)
Total distributions declared to shareholders	$(0.12)		$(0.50)	$(0.44)	$(0.29)
Net asset value, end of period (x)	$8.63		$9.02	$9.11	$9.83
Total return (%) (r)(s)(x)	(3.00	)(n)	4.76	(3.11)	1.26	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.69	(a)	1.96	1.74	2.40	(a)
Expenses after expense reductions (f)	1.25	(a)	1.25	1.25	1.25	(a)
Net investment income	5.01	(a)	5.56	4.21	2.95	(a)
Portfolio turnover	28	(n)	116	188	75	(n)
Net assets at end of period (000 omitted)	$140		$143	$120	$101

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Period ended 10/31/14 (z)		Years ended 7/31		Period ended 7/31/12 (c)
			2014	2013
Net asset value, beginning of period	$9.02		$9.11	$9.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.12		$0.52	$0.44	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	(0.38)		(0.09)	(0.69)	(0.13)
Total from investment operations	$(0.26)		$0.43	$(0.25)	$0.14
Less distributions declared to shareholders
From net investment income	$(0.01)		$—	$(0.25)	$(0.23)
From net realized gain on investments	—		—	(0.03)	—
From tax return of capital	(0.12)		(0.52)	(0.19)	(0.08)
Total distributions declared to shareholders	$(0.13)		$(0.52)	$(0.47)	$(0.31)
Net asset value, end of period (x)	$8.63		$9.02	$9.11	$9.83
Total return (%) (r)(s)(x)	(2.94	)(n)	5.02	(2.86)	1.49	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.44	(a)	1.71	1.49	2.15	(a)
Expenses after expense reductions (f)	1.00	(a)	1.00	1.00	1.00	(a)
Net investment income	5.26	(a)	5.81	4.41	3.20	(a)
Portfolio turnover	28	(n)	116	188	75	(n)
Net assets at end of period (000 omitted)	$100		$104	$99	$101

See Notes to Financial Statements

Financial Highlights – continued

Class R5	Period ended 10/31/14 (z)		Years ended 7/31
			2014	2013 (i)
Net asset value, beginning of period	$9.02		$9.11	$10.10
Income (loss) from investment operations
Net investment income (d)	$0.12		$0.52	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	(0.38)		(0.08)	(0.96	)(g)
Total from investment operations	$(0.26)		$0.44	$(0.63)
Less distributions declared to shareholders
From net investment income	$(0.01)		$—	$(0.19)
From net realized gain on investments	—		—	(0.03)
From tax return of capital	(0.12)		(0.53)	(0.14)
Total distributions declared to shareholders	$(0.13)		$(0.53)	$(0.36)
Net asset value, end of period (x)	$8.63		$9.02	$9.11
Total return (%) (r)(s)(x)	(2.93	)(n)	5.06	(6.46	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.39	(a)	1.67	1.46	(a)
Expenses after expense reductions (f)	0.95	(a)	0.96	0.96	(a)
Net investment income	5.33	(a)	5.84	4.96	(a)
Portfolio turnover	28	(n)	116	188
Net assets at end of period (000 omitted)	$95		$98	$94

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2011, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, December 3, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(z)	For the period August 1, 2014 through October 31, 2014. On September 9, 2014 the fund changed its fiscal year-end from July 31 to October 31.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Emerging Markets Debt Local Currency Fund (the fund) is a non-diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

On September 9, 2014 the fund changed its year-end from July 31 to October 31, and financial statements are thus being presented for the period August 1, 2014 through October 31, 2014. References hereinafter to the period ended October 31, 2014 are to the three-month period commencing on August 1, 2014.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Notes to Financial Statements – continued

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s

Notes to Financial Statements – continued

valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements.

Notes to Financial Statements – continued

The following is a summary of the levels used as of October 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$281	$—	$—	$281
Non-U.S. Sovereign Debt	—	28,566,544	—	28,566,544
Foreign Bonds	—	4,164,232	—	4,164,232
Purchased Currency Options	—	7,294	—	7,294
Mutual Funds	3,184,462	—	—	3,184,462
Total Investments	$3,184,743	$32,738,070	$—	$35,922,813

Other Financial Instruments
Futures Contracts	$(36,499)	$—	$—	$(36,499)
Swap Agreements	—	45,780	—	45,780
Forward Foreign Currency Exchange Contracts	—	26,182	—	26,182

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by foreign corporations and/or foreign governments. The principal value of these debt securities is adjusted through income according to changes in an inflation index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Notes to Financial Statements – continued

The derivative instruments used by the fund were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2014 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(36,499)
Interest Rate	Interest Rate Swaps	51,211	(5,431)
Interest Rate	Purchased Interest Rate Options	281	—
Foreign Exchange	Forward Foreign Currency Exchange	192,408	(166,226)
Foreign Exchange	Purchased Currency Options	7,294	—
Total		$251,194	$(208,156)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the period ended October 31, 2014 as reported in the Statements of Operations:

Risk	Futures Contracts	Swap Agreements	Foreign Currency	Investments (Purchased Options)
Interest Rate	$7,892	$108,335	$—	$—
Foreign Exchange	—	—	(32,099)	11,076
Total	$7,892	$108,335	$(32,099)	$11,076

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended July 31, 2014 as reported in the Statements of Operations:

Risk	Futures Contracts	Swap Agreements	Foreign Currency	Investments (Purchased Options)
Interest Rate	$(2,483)	$82,134	$—	$(13,061)
Foreign Exchange	—	—	338,010	(22,455)
Total	$(2,483)	$82,134	$338,010	$(35,516)

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the period ended October 31, 2014 as reported in the Statements of Operations:

Risk	Futures Contracts	Swap Agreements	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$(90,613)	$(36,723)	$—	$(8,063)
Foreign Exchange	—	—	33,089	2,553
Total	$(90,613)	$(36,723)	$33,089	$(5,510)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended July 31, 2014 as reported in the Statements of Operations:

Risk	Futures Contracts	Swap Agreements	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$(51,348)	$117,502	$—	$2,135
Foreign Exchange	—	—	(58,817)	(1,009)
Total	$(51,348)	$117,502	$(58,817)	$1,126

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to

Notes to Financial Statements – continued

cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The following table presents the fund’s derivatives assets and liabilities (by type) on a gross basis as of October 31, 2014.

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$3,953	$—
Swaps, at value	51,211	(5,431)
Forward Foreign Currency Exchange Contracts	192,408	(166,226)
Purchased Options	7,575	—
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$255,147	$(171,657)
Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	37,068	(5)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$218,079	$(171,652)

(a)	The amount presented here represents the fund’s current day variation margin for futures contracts. This amount, which is recognized within the fund’s Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the fund’s Portfolio of Investments.

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at October 31, 2014:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$24,442	(24,442)	—	—	$—
Citibank N.A.	6,230	(6,230)	—	—	—
Deutsche Bank AG	62,547	(16,977)	—	—	45,570
Goldman Sachs International	13,963	(11,087)	—	—	2,876
JPMorgan Chase Bank	93,430	(64,457)	—	—	28,973
Merrill Lynch International	14,991	(9,524)	—	—	5,467
Morgan Stanley	2,476	(310)	—	—	2,166
Total	$218,079	(133,027)	—	—	$85,052

Notes to Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at October 31, 2014:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Barclays Bank PLC	$(44,485)	24,442	—	—	$(20,043)
Citibank N.A.	(24,812)	6,230	—	—	(18,582)
Deutsche Bank AG	(16,977)	16,977	—	—	—
Goldman Sachs International	(11,087)	11,087	—	—	—
JPMorgan Chase Bank	(64,457)	64,457	—	—	—
Merrill Lynch International	(9,524)	9,524	—	—	—
Morgan Stanley	(310)	310	—	—	—
Total	$(171,652)	133,027	—	—	$(38,625)

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statements of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve

Notes to Financial Statements – continued

credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases

Notes to Financial Statements – continued

where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the swap agreement is novated to a central counterparty (the “clearinghouse”) immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statements of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statements of Operations. The daily change in valuation of cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statements of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap agreements are limited to only highly-rated counterparties. For uncleared swaps, that risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. Although not covered by an ISDA Master Agreement, the fund’s counterparty risk due to cleared swaps is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.

Notes to Financial Statements – continued

The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive. For uncleared swaps, counterparty risk is reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. For cleared swaps, the fund’s counterparty risk is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. These amounts, for the period ended October 31, 2014 and year ended July 31, 2014, are shown as a reduction of total expenses in the Statements of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been

Notes to Financial Statements – continued

accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last three fiscal years is as follows:

	10/31/14 (z)	7/31/14	7/31/13
Ordinary income (including any short-term capital gains)	$33,096	$—	$1,225,577
Long-term capital gains	—	—	138,432
Tax return of capital (b)	480,590	2,164,503	919,306
Total distributions	$513,686	$2,164,503	$2,283,315

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.
(z)	For the period August 1, 2014 through October 31, 2014. On September 9, 2014 the fund changed its fiscal year-end from July 31 to October 31.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/14
Cost of investments	$38,665,589
Gross appreciation	227,073
Gross depreciation	(2,969,849)
Net unrealized appreciation (depreciation)	$(2,742,776)
Capital loss carryforwards	(1,434,784)
Other temporary differences	(174,934)

Notes to Financial Statements – continued

As of October 31, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(922,097)
Long-Term	(512,687)
Total	$(1,434,784)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income			From net realized gain on investments			From tax return of capital
	Period ended 10/31/14 (z)	Year ended 7/31/14	Year ended 7/31/13 (i)	Period ended 10/31/14 (z)	Year ended 7/31/14	Year ended 7/31/13 (i)	Period ended 10/31/14 (z)	Year ended 7/31/14	Year ended 7/31/13 (i)
Class A	$3,974	$—	$224,682	$—	$—	$25,378	$57,710	$338,336	$168,534
Class B	229	—	7,803	—	—	881	3,329	15,821	5,853
Class C	1,348	—	26,429	—	—	2,985	19,579	90,633	19,825
Class I	26,802	—	954,748	—	—	107,842	389,165	1,683,934	716,156
Class R1	77	—	2,036	—	—	230	1,117	4,723	1,528
Class R2	360	—	2,389	—	—	270	5,235	12,423	1,792
Class R3	124	—	2,922	—	—	330	1,801	7,268	2,191
Class R4	93	—	2,633	—	—	297	1,357	5,812	1,975
Class R5	89	—	1,935	—	—	219	1,297	5,553	1,452
Total	$33,096	$—	$1,225,577	$—	$—	$138,432	$480,590	$2,164,503	$919,306

(i)	For Class R5, the period is from inception, December 3, 2012, through the stated period end.
(z)	For the period August 1, 2014 through October 31, 2014. On September 9, 2014 the fund changed its fiscal year-end from July 31 to October 31.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will

Notes to Financial Statements – continued

continue at least until February 29, 2016. For the period ended October 31, 2014 and year ended July 31, 2014, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced in accordance with this agreement. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period ended October 31, 2014 and year ended July 31, 2014, these management fee reductions amounted to $487 and $1,095, respectively, which are included in the reduction of total expenses in the Statements of Operations. The management fee incurred for the period ended October 31, 2014 and year ended July 31, 2014 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.25%	2.00%	2.00%	1.00%	2.00%	1.50%	1.25%	1.00%	0.99%

This written agreement will continue until November 30, 2014. For the period ended October 31, 2014 and year ended July 31, 2014, these reductions amounted to $132,676 and $264,077, respectively, and are included in the reduction of total expenses in the Statements of Operations.

Effective December 1, 2014, the investment adviser will agree in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.10%	1.85%	1.85%	0.85%	1.85%	1.35%	1.10%	0.85%	0.84%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 29, 2016.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $2,984 and $3,214, for the period ended October 31, 2014, and year ended July 31, 2014, respectively, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Period ended 10/31/14 (z) Annual Effective Rate (e)	Year ended 7/31/14 Annual Effective Rate (e)	Period ended 10/31/14 (z) Distribution and Service Fee	Year ended 7/31/14 Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	0.24%	$2,856	$14,802
Class B	0.75%	0.25%	1.00%	1.00%	1.00%	768	3,227
Class C	0.75%	0.25%	1.00%	1.00%	1.00%	4,506	18,605
Class R1	0.75%	0.25%	1.00%	1.00%	1.00%	257	971
Class R2	0.25%	0.25%	0.50%	0.50%	0.50%	544	1,192
Class R3	—	0.25%	0.25%	0.25%	0.25%	89	324
Total Distribution and Service Fees						$9,020	$39,121

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of each reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the period ended October 31, 2014 and year ended July 31, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the period ended October 31, 2014, and year ended July 31, 2014, these rebates amounted to $3 and $869, respectively, for Class A, and are included in the reduction of total expenses in the Statements of Operations.
(z)	For the period August 1, 2014 through October 31, 2014. On September 9, 2014 the fund changed its fiscal year-end from July 31 to October 31.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the period ended October 31, 2014 and year ended July 31, 2014, were as follows:

	Period ended 10/31/14 (z)	Year ended 7/31/14
Class A	$—	$12,752
Class B	—	—
Class C	10	868

(z)	For the period August 1, 2014 through October 31, 2014. On September 9, 2014 the fund changed its fiscal year-end from July 31 to October 31.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the period ended October 31, 2014 and year ended July 31, 2014, the fees were $552 and

Notes to Financial Statements – continued

$2,323, respectively, which equated to 0.0060% and 0.0062%, respectively, annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the period ended October 31, 2014 and year ended July 31, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $5,458 and $14,522, respectively.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the period ended October 31, 2014 and year ended July 31, 2014 were equivalent to an annual effective rate of 0.0477% and 0.0468%, respectively, of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. Frank L. Tarantino serves as the ICCO and is an officer of the funds and the sole member of Tarantino LLC. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the service agreement between the funds and Griffin Compliance LLC was terminated. For the period ended October 31, 2014 and year ended July 31, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $30 and $212, respectively, and are included in “Miscellaneous” expense in the Statements of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $19 for the period ended October 31, 2014 and $59 for the year ended July 31, 2014, which are included in the reduction of total expenses in the Statements of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. On October 31, 2014, Mr. Tarantino resigned as ICCO and the service agreement between the funds and Tarantino LLC for the services of an ICCO was terminated. Effective November 1, 2014, the funds entered into a service agreement which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior

Notes to Financial Statements – continued

Officer (ISO). Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statements of Operations. This money market fund does not pay a management fee to MFS.

On September 11, 2013, MFS redeemed 10,651 shares of Class A and 10,512 shares of Class C for an aggregate amount of $186,974.

At October 31, 2014, MFS held approximately 84%, 94%, 71%, 100%, and 100% of the outstanding shares of Class I, Class R1, Class R3, Class R4, and Class R5, respectively.

(4) Portfolio Securities

For the period ended October 31, 2014, purchases and sales of investments, other than purchased option transactions, and short-term obligations, aggregated $11,716,049 and $9,252,343, respectively. For the year ended July 31, 2014, purchases and sales of investments, other than purchased options transactions, and short-term obligations, aggregated $40,139,653 and $44,760,034, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Period ended 10/31/14 (z)		Year ended 7/31/14		Year ended 7/31/13 (i)
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	17,850	$156,926	219,179	$1,954,707	1,172,371	$11,800,338
Class B	2,327	20,919	1,389	12,279	33,054	335,094
Class C	2,428	21,324	67,526	597,634	231,507	2,363,333
Class I	106,335	947,080	618,056	5,487,701	2,703,142	27,363,569
Class R1	324	2,790	329	3,000	—	—
Class R2	666	5,876	35,970	307,713	1,203	11,659
Class R3	101	880	2,241	19,522	2,304	23,107
Class R5	—	—	—	—	9,901	100,000
	130,031	$1,155,795	944,690	$8,382,556	4,153,482	$41,997,100

Notes to Financial Statements – continued

	Period ended 10/31/14 (z)		Year ended 7/31/14		Year ended 7/31/13 (i)
	Shares	Amount	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	6,260	$54,660	31,958	$283,005	38,820	$379,899
Class B	222	1,941	1,052	9,300	972	9,539
Class C	1,024	8,943	5,327	47,044	3,772	36,631
Class I	40,739	355,839	160,438	1,420,417	121,426	1,197,844
Class R1	137	1,194	533	4,723	385	3,794
Class R2	641	5,595	1,390	12,423	452	4,451
Class R3	220	1,925	820	7,268	552	5,443
Class R4	166	1,450	657	5,812	497	4,905
Class R5	159	1,386	627	5,553	367	3,606
	49,568	$432,933	202,802	$1,795,545	167,243	$1,646,112

Shares reacquired
Class A	(71,417)	$(630,569)	(957,279)	$(8,400,957)	(155,987)	$(1,460,367)
Class B	(174)	(1,533)	(15,459)	(137,751)	(5,663)	(56,298)
Class C	(4,632)	(41,149)	(80,992)	(715,955)	(48,880)	(468,256)
Class I	(40,763)	(353,235)	(595,659)	(5,216,753)	(2,267,803)	(21,072,890)
Class R2	(785)	(6,792)	(979)	(8,472)	—	—
Class R3	—	—	(308)	(2,651)	—	—
	(117,771)	$(1,033,278)	(1,650,676)	$(14,482,539)	(2,478,333)	$(23,057,811)

Net change
Class A	(47,307)	$(418,983)	(706,142)	$(6,163,245)	1,055,204	$10,719,870
Class B	2,375	21,327	(13,018)	(116,172)	28,363	288,335
Class C	(1,180)	(10,882)	(8,139)	(71,277)	186,399	1,931,708
Class I	106,311	949,684	182,835	1,691,365	556,765	7,488,523
Class R1	461	3,984	862	7,723	385	3,794
Class R2	522	4,679	36,381	311,664	1,655	16,110
Class R3	321	2,805	2,753	24,139	2,856	28,550
Class R4	166	1,450	657	5,812	497	4,905
Class R5	159	1,386	627	5,553	10,268	103,606
	61,828	$555,450	(503,184)	$(4,304,438)	1,842,392	$20,585,401

(i)	For Class R5, the period is from inception, December 3, 2012, through the stated period end.
(z)	For the period August 1, 2014 through October 31, 2014. On September 9, 2014 the fund changed its fiscal year-end from July 31 to October 31.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating

Notes to Financial Statements – continued

funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the period ended October 31, 2014 and year ended July 31, 2014, the fund’s commitment fees were $30 and $157, respectively, and interest expense were $0 and $0, respectively, and are included in “Miscellaneous” expense in the Statements of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

	Period ended 10/31/14 (z)
Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	4,027,413	6,380,979	(7,223,930)	3,184,462

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$689	$3,184,462

	Year ended 7/31/14
Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	3,061,264	31,035,328	(30,069,179)	4,027,413

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,822	$4,027,413

(z)	For the period August 1, 2014 through October 31, 2014. On September 9, 2014 the fund changed its fiscal year-end from July 31 to October 31.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MFS Series Trust X and the Shareholders of MFS Emerging Markets Debt Local Currency Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Markets Debt Local Currency Fund (the Fund) (one of the series constituting MFS Series Trust X), as of October 31, 2014, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Debt Local Currency Fund (one of the series constituting MFS Series Trust X) at October 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 18, 2014

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK(investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Ward Brown Matthew Ryan

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for the one-year period ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds for the one-year period ended December 31, 2013. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on September 15, 2011 and has a limited operating history and performance record; therefore no performance data for the three- or five-year periods was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information

Board Review of Investment Advisory Agreement – continued

provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion, and that MFS has agreed in writing to reduce the Fund’s advisory fee rate on average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS

Board Review of Investment Advisory Agreement – continued

performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to certain series of the Registrant. The tables below set forth the audit fees billed to the series of the Registrant with a fiscal year end of October 31, 2014 (the “Fund”) as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2014^ and July 31, 2014 and 2013, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	October 2014	July 2014	July 2013
Fees billed by E&Y:
MFS Emerging Markets Debt Local Currency Fund^	54,682	55,181	41,168

For the fiscal years ended October 31, 2014^ and July 31, 2014 and 2013, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[3]
	October 2014	July 2014	July 2013	October 2014	July 2014	July 2013	October 2014	July 2014	July 2013
Fees billed by E&Y:
To MFS Emerging Markets Debt Local Currency Fund^	0	0	0	9,290	9,519	9,403	0	0	0

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[3]
	October 2014	July 2014	July 2013	October 2014	July 2014	July 2013	October 2014	July 2014	July 2013
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Emerging Markets Debt Local Currency Fund^*	0	0	0	0	0	0	0	0	0

	Aggregate Fees for Non-audit Services
	October 2014	July 2014	July 2013
Fees Billed by E&Y:
To MFS Emerging Markets Debt Local Currency Fund, MFS and MFS Related Entities^ #	84,290	54,519	57,403

^	Effective October 31, 2014, the fiscal year end of the Fund changed from July 31st to October 31st. Fees reported for the Fund for the fiscal year ended October 31, 2014 include fees billed during the period of August 1, 2014 through October 31, 2014.
*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: December 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: December 18, 2014

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 18, 2014

*	Print name and title of each signing officer under his or her signature.